Investment Portfolioas of September 30, 2024 (Unaudited)
DWS RREEF Real Estate Securities Fund
	Shares	Value ($)

Common Stocks 98.8%
Real Estate 98.8%
Diversified REITs 3.0%
Essential Properties Realty Trust, Inc. (a)	1,080,438	36,896,958
Health Care REITs 14.6%
American Healthcare REIT, Inc.	803,211	20,963,807
CareTrust REIT, Inc.	694,086	21,419,494
Healthpeak Properties, Inc.	1,082,658	24,760,389
Ventas, Inc.	565,603	36,272,120
Welltower, Inc.	581,908	74,501,681
		177,917,491
Hotel & Resort REITs 1.3%
Ryman Hospitality Properties, Inc.	142,510	15,282,772
Industrial REITs 13.7%
Americold Realty Trust, Inc.	635,537	17,966,631
EastGroup Properties, Inc.	133,330	24,908,711
First Industrial Realty Trust, Inc.	317,488	17,772,978
Lineage, Inc. (a)	87,815	6,882,940
Prologis, Inc.	642,535	81,139,320
STAG Industrial, Inc.	441,805	17,270,157
		165,940,737
Office REITs 2.8%
SL Green Realty Corp.	463,183	32,242,169
Vornado Realty Trust	42,896	1,690,102
		33,932,271
Residential REITs 12.2%
American Homes 4 Rent "A"	250,723	9,625,256
AvalonBay Communities, Inc.	267,706	60,300,776
Equity LifeStyle Properties, Inc.	368,652	26,299,634
Essex Property Trust, Inc.	134,153	39,631,479
Independence Realty Trust, Inc.	407,854	8,361,007
NexPoint Residential Trust, Inc.	100,395	4,418,384
		148,636,536
Retail REITs 17.8%
Agree Realty Corp.	545,946	41,126,112
Brixmor Property Group, Inc.	963,065	26,830,991
Federal Realty Investment Trust	281,149	32,323,701
NETSTREIT Corp. (a)	661,870	10,940,711
Realty Income Corp.	637,161	40,408,751
Simon Property Group, Inc.	383,009	64,736,181
		216,366,447
Specialized REITs 33.4%
American Tower Corp.	529,182	123,066,566
Crown Castle, Inc.	261,377	31,007,153
CubeSmart	919,347	49,488,449
Digital Realty Trust, Inc.	118,390	19,159,054

Equinix, Inc.	99,949	88,717,731
Iron Mountain, Inc.	459,480	54,600,008
Public Storage	107,402	39,080,366
		405,119,327
Total Common Stocks (Cost $863,486,150)		1,200,092,539

Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.82% (b) (c) (Cost $9,552,600)	9,552,600	9,552,600

Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 4.93% (b) (Cost $11,704,848)	11,704,848	11,704,848

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $884,743,598)	100.6	1,221,349,987
Other Assets and Liabilities, Net	(0.6)	(7,354,044)
Net Assets	100.0	1,213,995,943
For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended September 30, 2024 are as follows:
Value ($) at 12/31/2023	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 9/30/2024	Value ($) at 9/30/2024
Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 4.82% (b) (c)
16,765,800	—	7,213,200 (d)	—	—	17,972	—	9,552,600	9,552,600
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 4.93% (b)
5,600,545	151,253,981	145,149,678	—	—	218,415	—	11,704,848	11,704,848
22,366,345	151,253,981	152,362,878	—	—	236,387	—	21,257,448	21,257,448

(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2024 amounted to $9,355,220, which is 0.8% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended September 30, 2024.

REIT: Real Estate Investment Trust

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of September 30, 2024 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$1,200,092,539	$—	$—	$1,200,092,539
Short-Term Investments (a)	21,257,448	—	—	21,257,448
Total	$1,221,349,987	$—	$—	$1,221,349,987

(a)	See Investment Portfolio for additional detailed categorizations.
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DRESF-PH3
R-080548-2 (1/25)